SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


              Date of Report
              (Date of earliest
              event reported):          September 20, 2000


                                Banta Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-6187                     39-0148550
---------------               --------------------              ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                    225 Main Street, Menasha, Wisconsin 54952
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 751-7777
                          -----------------------------
                         (Registrant's telephone number)

Item 5.           Other Events.
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          On September 20, 2000, Banta Corporation (the "Company") held a meeting for analysts to discuss the Company's current operations and plans. A copy of the scripts (the "Scripts") for such meeting is filed as Exhibit 99.1 and is incorporated by reference herein. An audio replay of such meeting and the related question and answer session will be available for thirty days on the Company's web site at www.banta.com.

          The information, including, without limitation, all forward-looking statements, contained in the Scripts or provided in the meeting and related question and answer session speaks only as of September 20, 2000. The Company assumes no obligation, and disclaims any obligation, to update information contained in the Scripts or provided in the meeting and related question and answer session. Investors should be aware that the Company may not update such information.

          The Scripts and representations of the Company made during the meeting and the related question and answer session contain "forward-looking statements" that are believed to be within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Scripts or made during the related question and answer session, including, without limitation, statements regarding the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should" or "plans," or the negative thereof or variations thereon or similar terminology. Important factors that could cause actual results to differ materially from the Company's expectations include, without limitation, the following: changes in customers' order patterns or demand for the Company's products, unanticipated changes in the level of capital expenditures, changes in interest rates, changes in raw material costs and availability (especially paper), success with operational start-ups, and general changes in economic conditions. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

          Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2000. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K and the Company's other filings with the Securities and Exchange Commission.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)       Not applicable.

          (b)       Not applicable.

          (c)       Exhibits. The following exhibit is being filed herewith:

                    (99.1)    Scripts for Analyst Meeting Held September 20,
                              2000.


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
                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANTA CORPORATION



Date:  September 20, 2000                 By: /s/ Ronald D. Kneezel
                                              ----------------------------------
                                              Ronald D. Kneezel
                                              Vice President, General Counsel
                                              and Secretary



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

                                BANTA CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                            Dated September 20, 2000


Exhibit
Number
-------

(99.1)    Scripts for Analyst Meeting Held September 20, 2000.




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